 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 11, 2016

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DIFFUSION PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2020 Avon Court, #4 Charlottesville, Virginia	22902
(Address of principal executive offices)	(Zip Code)

(434) 220-0718

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective August 11, 2016, the Board of Directors (the “Board”) of Diffusion Pharmaceuticals Inc. (the “Company”) appointed Isaac Blech as a director of the Company and vice chairman of the Board. The Board has not yet made a determination regarding the committees on which Mr. Blech will serve.

Mr. Blech’s current roles include serving as vice chairman of the board of directors of Edge Therapeutics, Inc. (NASDAQ: EDGE), a clinical-stage biotechnology company, founder and director of Cerecor, Inc. (NASDAQ: CERC), a CNS company, director of ContraFect Corporation (NASDAQ: CFRX), an infectious disease company, director of Medgenics, Inc. (NYSE: MDGN), a biotechnology company, and vice chairman of InspireMD (NYSE: NSPR), a stent company. He is vice chairman of the boards of directors of Centrexion Corporation, a private company which is developing new modalities of pain control, Regenovation, Inc., a private company developing new ways to regenerate human tissue, X4 Pharmaceuticals, a private cancer immunology company, Sapience Therapeutics, a private oncology company, Aridis Pharmaceuticals, a private company with a product to treat pneumonia, WaveGuide Corporation, a private company developing the world’s smallest NMR machine, SpendSmart Networks, Inc., a private electronic rewards company, and root9B Technologies, a private cyber security company. Over the past 35 years, Mr. Blech has founded and served on the boards of directors of companies which have produced major advances in a broad array of diseases, including the diagnosis of chlamydia, herpes, syphilis and HIV and the treatment of cystic fibrosis, sexual dysfunction, multiple myeloma and brain cancer. Mr. Blech was also previously a member of the board of directors of the Company’s predecessor, RestorGenex Corporation.

In connection with his appointment to the Board, Mr. Blech will be granted, on August 31, 2016, a one-time stock option grant to purchase 2,049,070 shares of the Company’s common stock, which shares shall vest in equal quarterly installments over 10 years beginning September 30, 2016 (the “Option Grant”). Mr. Blech has agreed not to sell any of the shares issuable upon exercise of the Option Grant for a period of five years from the date of his commencement of service. The Option Grant shall be in lieu of the long-term incentive compensation and annual retainers otherwise payable to the Company’s directors as described in the Company’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2016	DIFFUSION PHARMACEUTICALS INC.

	By:	/s/ David G. Kalergis
Name: David G. Kalergis
Title: Chief Executive Officer